Exhibit 99.1

News Release

GPGI Reports Strong Fourth Quarter with Organic Revenue Growth of 17%, Net Income Growth of 189%, and Pro Forma Adjusted EBITDA Growth of 41%

Fourth Quarter 2025

Results compared to prior year period unless otherwise noted; does not include results for Husky Technologies

▪	Non-GAAP Net Sales of $118 million, up 17%
▪	GAAP Net Income of $43 million, up 189%
▪	Pro Forma Adj. EBITDA of $43 million, up 41%, and Pro Forma Adj. EBITDA margin of 36.5%, up 640 basis points

Full Year 2025

Results compared to prior year period unless otherwise noted; does not include results for Husky Technologies

▪	Non-GAAP Net Sales of $462 million, up 10%
▪	GAAP Net Loss of $136 million, down 48%
▪	Pro Forma Adj. EBITDA of $171 million, up 24%, and Pro Forma Adj. EBITDA margin of 36.9%, up 408 basis points

Recent Business Developments

▪	Completed business combination with Husky Technologies, rebranded to GPGI, completed debt refinancing to extend maturities and support future growth, and initiated a quarterly cash dividend
▪	Appointed Graham Robinson as President & CEO of CompoSecure and Rob Domodossola as President & CEO of Husky Technologies

Full Year 2026 Outlook

Following annual guidance is based upon expectations for the combined results of CompoSecure and Husky Technologies. Guidance for Non-GAAP Pro Forma Adjusted EBITDA includes payment of the Resolute Holdings management fee.

▪	Pro Forma Adj. Net Sales of $2,183 to $2,228 million
▪	Pro Forma Adj. EBITDA of $620 to $650 million
▪	Pro Forma Adj. Free Cash Flow of $325 to $375 million
▪	Non-GAAP Year-end Net LTM Leverage less than 3.0x

NEW YORK, NY, March 12, 2026 – GPGI, Inc. (NYSE: GPGI), a diversified multi-industry platform for companies with great positions in good industries, today announced its financial and operating results for the fourth quarter and full year ended December 31, 2025.

Dave Cote, GPGI’s Executive Chairman, noted: “We are pleased with the strong fourth quarter and full year results that demonstrate our continued momentum and reinforce our position for long-term sustainable growth. We are confident in the strong underlying fundamentals for both businesses and are well positioned to deliver best-in-class top line growth, margin expansion, and healthy free cash flow generation in 2026.”

Tom Knott, GPGI’s Chief Investment Officer, added: “GPGI enters 2026 with significant momentum and energy under new leadership at CompoSecure and Husky Technologies. The Resolute Operating System continues to serve as the foundation of our execution, and we remain focused on making foundational investments to drive growth, as well as cultivating a high-performance culture across GPGI.”

Financial Results – Fourth Quarter and Full Year 2025 at CompoSecure (Pre-Husky Transaction)

	4Q 2025		4Q 2024		FY 2025		FY 2024
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Net Sales ($ in millions) (1)	-	$117.7	$100.9	$100.9	$59.8	$462.1	$420.6	$420.6
Gross Profit ($ in millions) (1)	-	$65.5	$52.5	$52.5	$28.7	$260.2	$219.2	$219.2
Gross Margin (%) (1)	-	55.7%	52.1%	52.1%	48.1%	56.3%	52.1%	52.1%
Net Income (Loss) / Adjusted Net Income (Loss)	$43.3	$30.6	$(48.4)	$22.1	$(136.0)	$119.2	$(83.2)	$87.9
Pro Forma Adjusted EBITDA ($ in millions) (2) (5)	-	$43.0	-	$30.4	-	$170.7	-	$138.2
EPS / Adjusted EPS - Diluted	$0.31	$0.23	$(0.53)	$0.18	$(1.23)	$0.99	$(1.22)	$0.85
Cash ($ in millions) (3) (6)	$114.6	$271.6	$77.5	$77.5	$114.6	$271.6	$77.5	$77.5
Short-Term Investments ($ in millions) (4) (7)	-	$41.1	-	-	-	$41.1	-	-
Total Debt ($ in millions)	-	$186.3	$197.5	$197.5	-	$186.3	$197.5	$197.5

(1) All measures other than Net Income (Loss) / Adjusted Net Income (Loss), Pro Forma Adjusted EBITDA, and EPS / Adjusted EPS – Diluted are identical on a GAAP and non-GAAP basis, because such measures have historically been shown on a consolidated basis. (2) Pro Forma Adjusted EBITDA includes $4.0mm and $3.3mm management fee expense in 4Q25 and 4Q24, respectively. It was included as a pro forma adjustment to 4Q24 to allow for comparability across periods. (3) As of December 31, 2025, $157.0mm of cash was held at GPGI Holdings, and not included in the GAAP results. (4) Investment in U.S. treasury bills as of December 31, 2025. (5) Pro Forma Adjusted EBITDA includes $14.3mm and $13.2mm management fee expense in FY25 and FY24, respectively. It was included as a pro forma adjustment to FY24 and 1Q25 to allow for comparability across periods. (6) As of December 31, 2025, $157.0mm of cash was held at GPGI Holdings, and not included in the GAAP results. (7) Investment in US treasury bills as of December 31, 2025.

Note on Accounting Treatment

As a result of the spin-off of Resolute Holdings Management, Inc. (“Resolute Holdings”) on February 28, 2025 and the execution of the management agreement with Resolute Holdings (the “CompoSecure Management Agreement”), GPGI is required to account for the operating results of its wholly owned operating subsidiary, GPGI Holdings, L.L.C. (“GPGI Holdings”), under the equity method in accordance with U.S. GAAP, effective February 28, 2025. Both the CompoSecure and Husky Technologies business units are under GPGI Holdings.

The GAAP results presented above for the fourth quarter and full year 2025 reflect the conversion to equity method accounting. For clarity of comparisons and to best reflect the financial results, the Company is also presenting the fourth quarter and full year 2025 on a consolidated basis consistent with historical presentation under the “Non-GAAP” headings.

Fourth Quarter and Full Year 2025 Earnings Conference Call

GPGI’s leadership team will discuss the Company’s results during a conference call on Thursday, March 12, 2026, starting at 8:00 a.m. EDT. The call and accompanying presentation will contain forward-looking statements and other material information regarding GPGI’s financial and operating results. A live webcast and replay of the call will be available on the Events & Presentations section of GPGI’s website at https://gpgi.com/events-presentations/.

Date: Thursday, March 12, 2026

Time: 8:00 a.m. EDT

Dial-in registration link: Here

Live webcast registration link: Here

About GPGI

GPGI, Inc. (NYSE: GPGI) is a diversified, multi-industry platform for companies with great positions in good industries. The platform is managed by Resolute Holdings Management, Inc. (NYSE: RHLD) and is purpose-built to acquire, own, and scale high-quality businesses led by great operators, benefiting from a permanent capital base and the systematic deployment of the Resolute Operating System. GPGI currently consists of CompoSecure and Husky Technologies – two market leaders with best-in-class financials and durable opportunities for growth. For more information, please visit GPGI.com.

About CompoSecure, a GPGI Company

Founded in 2000, CompoSecure is a technology partner to market leaders, fintechs, and consumers enabling trust for millions of people around the globe. CompoSecure is a leader in metal payment cards, security, and authentication solutions. CompoSecure combines elegance, simplicity, and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit CompoSecure.com and GetArculus.com.

About Husky Technologies, a GPGI Company

Founded in 1953, Husky is a technology pioneer that enables the delivery of essential needs to the global community with industry-leading expertise and service. Husky is a leader in highly engineered equipment and aftermarket services. Husky’s products are used to manufacture a wide range of plastic products, including beverage and food containers, medical devices, and consumer electronic parts. Husky provides comprehensive and integrated systems solutions that are comprised of injection molding machines, molds, hot runners, controllers, and auxiliaries. For more information, please visit Husky.co.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although GPGI believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, GPGI cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including but not limited to statements concerning GPGI’s possible or assumed future actions, business strategies, events, results of operations, demand, the implementation and anticipated impacts of the Resolute Operating System, guidance for 2026 and statements relating to growth, margin expansion, and free cash flow generation in 2026, are forward-looking statements. In some instances, these statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “outlook” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect GPGI’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in GPGI’s forward-looking statements: the ability of GPGI to grow and manage growth profitably, implement the Resolute Operating Sysstem successfully, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that GPGI may be adversely impacted by global economic, business, competitive and/or other factors, including tariffs; the outcome of any legal proceedings that may be instituted against GPGI or others; future exchange and interest rates; changes in our accounting and/or financial presentation; anticipated demand for the products and services of GPGI’s businesses; the successful implementation of GPGI’s strategies; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. GPGI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

Due to the spin-off of Resolute Holdings Management, Inc. and the resulting shift to equity method accounting under GAAP beginning February 28, 2025, GPGI is presenting a broader set of Non-GAAP measures, including an Adjusted Statement of Operations (Unaudited), an Adjusted Balance Sheet (Unaudited) and an Adjusted Statement of Cash Flows (Unaudited) to provide investors with financial information that we believe allows for greater comparability with our historical financial presentation and better represents the underlying performance of the standalone business across reporting periods. This press release also includes certain additional Non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from Non-GAAP financial measures used by other companies. GPGI believes Non-GAAP Net Sales, Non-GAAP Gross Profit, Non-GAAP Gross Margin, EBITDA, Adjusted EBITDA, Non-GAAP Pro Forma Adjusted EBITDA, Non-GAAP Pro Forma Adjusted EBITDA Margin, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted EPS (Basic and Diluted), Non-GAAP Cash, Non-GAAP Net Debt, Non-GAAP Net Debt Leverage Ratio and Free Cash Flow, and related measures are useful to investors in evaluating GPGI’s financial performance. Specifically, we believe EBITDA, Adjusted EBITDA, Non-GAAP Adjusted EPS (Basic and Diluted) Non-GAAP Pro Forma Adjusted EBITDA, Non-GAAP Pro Forma Adjusted EBITDA Margin and Non-GAAP Adjusted Net Income provide valuable insight into operational efficiency independent of capital structure and tax environment; Non-GAAP Net Sales, Non-GAAP Gross Profit, Non-GAAP Gross Margin, Non-GAAP Cash, Non-GAAP Net Debt, Non-GAAP Net Debt Leverage Ratio and Free Cash Flow offer investors a clearer view of ongoing profitability by excluding non-recurring and non-operational items; and related measures provide greater comparability with GPGI’s historical results, following the change in accounting presentation required as a result of the spin-off of Resolute Holdings. Furthermore, Non-GAAP Pro Forma Adjusted Net Sales, Non-GAAP Pro Forma Adjusted EBITDA, Non-GAAP Pro Forma Adjusted Free Cash Flow and Non-GAAP Year-end Net LTM Leverage further adjust for GPGI’s acquisition of Husky Technologies, which was completed in January 2026. GPGI uses these Non-GAAP measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or measure incentive compensation. We believe that these Non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling GPGI to evaluate and plan more effectively for the future. These Non-GAAP measures should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from these measures are significant components in understanding and assessing GPGI’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of GPGI’s liquidity. These Non-GAAP measures may be different from similarly titled Non-GAAP measures used by other companies. Additionally, GPGI’s debt agreements contain covenants based on variations of certain of these measures for purposes of determining debt covenant compliance. GPGI believes that investors should have access to the same set of tools that its management uses in analyzing operating results. Please refer to the tables below for the reconciliation of GAAP measures to these Non-GAAP measures. Due to the forward-looking nature of the financial guidance included above under “Full Year 2026 Outlook,” the charges excluded from the forward-looking Non-GAAP financial measures including Non-GAAP Pro Forma Adjusted Net Sales, Non-GAAP Pro Forma Adjusted EBITDA, Non-GAAP Pro Forma Adjusted Free Cash Flow and Non-GAAP Year-end Net LTM Leverage including with respect to depreciation, amortization, interest, and taxes that would be required to reconcile the Non-GAAP financial measures to GAAP measures are inherently uncertain or difficult to predict, so it is not feasible to provide accurate forecasted Non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking Non-GAAP financial measures is included.

GPGI Contact

ir@gpgi.com

Statements of Operations

Three Months Ended December 31, 2025 and 2024

($ in thousands, except per share amounts)

(unaudited)

GAAP to Non-GAAP Operating Results	Three Months Ended December 31, 2025				Three Months Ended December 31, 2024

	GAAP	Equity Method Adjustments		Non-GAAP	Non-GAAP
	As Reported	Elimination of Equity Method Investment	Addition of Holdings	As Adjusted	As Reported
Net sales	$—	$—	$117,709	$117,709	$100,859
Cost of sales	2	—	52,171	52,173	48,325
Gross profit	(2)	—	65,538	65,536	52,534
Operating expenses:
Selling, general and administrative expenses	7,178	28,143		35,321	36,932
Income from operations	(7,180)	—	37,395	30,215	15,602

Other expense
Revaluation of warrant liability	1,824			1,824	(19,726)
Revaluation of earnout consideration liability	—			—	(42,245)
Loss on remeasurement of TRA liability	(3,465)	—	—	(3,465)	—
Interest expense	—		(2,284)	(2,284)	(902)
Interest income	710		470	1,180	1,245
Amortization of deferred financing costs	—		(166)	(166)	(196)
Total other expense	(931)	—	(1,980)	(2,911)	(61,824)
Income before income taxes	(8,111)	—	35,415	27,304	(46,222)
Income tax expense	16,020			16,020	(2,136)
Earnings in GPGI Holdings L.L.C equity method investment	35,415	(35,415)			—
Net (loss) income	$43,324	$(35,415)	$35,415	$43,324	$(48,358)

Add:
Depreciation and amortization	2,475	2,242
Income tax (benefit) expense	(16,020)	2,136
Interest expense, net (1)	1,270	(147)
EBITDA	$31,049	$(44,127)

All Other changes
Stock-based compensation	5,989	5,966
Mark to market adjustments (2)	(1,824)	61,971
Add back incurred Management fees	4,032	—
Loss on remeasurement of TRA liability	3,465	—
Resolute spin off cost	—	6,119
Additional Earnout cost	—	3,680
Husky transaction cost	4,271	—
All other changes	$15,933	$77,736

Adjusted EBITDA	$46,982	$33,609
Add back expenses incurred on behalf of Resolute Holdings prior to Spin -Off	—
Pro Forma full quarter Management Fee	(4,032)	(3,253)
Pro Forma Adjusted EBITDA	$42,950	$30,356

Note: The Non-GAAP columns represent a consolidation of the Company’s results with those of GPGI Holdings, for consistency with prior period presentation. (1) Includes amortization of deferred financing costs for the three months ended December 31, 2025 and 2024, respectively. (2) Includes changes in fair value of warrant liability, derivative liabilities and earnout consideration liability for the three months ended December 31, 2025 and 2024, respectively.

Statements of Operations

Year Ended December 31, 2025 and 2024

($ in thousands, except per share amounts)

(unaudited)

GAAP to Non-GAAP Operating Results	Year Ended December 31, 2025				Year Ended December 31, 2024

	GAAP	Equity Method Adjustments		Non-GAAP	Non-GAAP
		Elimination of
		Equity Method	Addition of
	As Reported	Investment	Holdings	As Adjusted	As Reported
Net sales	$59,824		$402,231	$462,055	$420,571
Cost of sales	$31,077		170,767	201,844	201,344
Gross profit	28,747	—	231,464	260,211	219,227
Operating expenses:
Selling, general and administrative expenses	42,478		95,612	138,090	111,605
Income from operations	(13,731)	—	135,852	122,121	107,622
Other expense
Revaluation of warrant liability	(150,958)			(150,958)	(95,937)
Revaluation of earnout consideration liability	(57,101)			(57,101)	(76,305)
Change in fair value of derivative liability	—			—	425
Loss on remeasurement of TRA liability	(3,465)			(3,465)	—
Interest expense	(1,688)		(10,722)	(12,410)	(20,176)
Interest income	1,233		4,231	5,464	4,648
Loss on extinguishment of debt	—		—	—	(148)
Amortization of deferred financing costs	(74)		(556)	(630)	(1,104)
Total other expense	(212,053)	—	(7,047)	(219,100)	(188,597)
Income before income taxes	(225,784)	—	128,805	(96,979)	(80,975)
Income tax expense	(39,026)			(39,026)	(2,187)
Earnings in GPGI Holdings L.L.C equity method investment	128,805	(128,805)	—	—	—
Net (loss) income	$(136,005)	$(128,805)	$128,805	$(136,005)	$(83,162)

Add:
Depreciation and amortization				9,377	9,174
Income tax expense				39,026	2,187
Interest expense, net (1)				7,576	16,780
EBITDA				$(80,026)	$(55,021)

All Other changes
Stock-based compensation				22,777	21,235
Mark to market adjustments (2)				208,059	171,817
Add back incurred Management fees				12,278	—
Secondary offering transaction costs				—	586
Loss on remeasurement of TRA liability				3,465	—
Resolute spin off cost				5,452	6,119
Additional Earnout cost				4,967	3,680
Tungsten Transaction cost				—	2,726
Debt refinance costs				—	225
Husky transactions costs				7,077	—
All other changes				$264,075	$206,388
Adjusted EBITDA				$184,049	$151,367
Add back expenses incurred on behalf of Resolute Holdings prior to Spin -Off				979
Pro Forma full quarter Management Fee				(14,323)	(13,159)
Pro Forma Adjusted EBITDA				$170,705	$138,208

Note: The Non-GAAP columns represent a consolidation of the Company’s results with those of GPGI Holdings, for consistency with prior period presentation. (1) Includes amortization of deferred financing costs for the year ended December 31, 2025 and 2024, respectively. (2) Includes changes in fair value of warrant liability, derivative liabilities and earnout consideration liability for the year ended December 31, 2025 and 2024, respectively.

Balance Sheet

($ in thousands, except per share amounts)

(unaudited)

	GAAP	Non-GAAP	GAAP
	December 31, 2025	December 31, 2025	December 31, 2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$114,642	$271,601	$77,461
Short-term investments	—	41,076	—
Accounts receivable	—	44,220	47,449
Inventories, net	—	44,214	44,833
Prepaid expenses and other current assets	5,446	8,571	4,159
Total current assets	120,088	409,682	173,902

Property and equipment, net and right of use assets	—	30,701	28,852
Deferred tax asset	271,724	271,724	264,815
Other assets	—	4,004	6,349
Equity method investment	125,455	—	—
Total assets	$517,267	$716,111	$473,918

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	922	12,736	11,544
Accrued expenses	1,851	48,724	25,711
Current portion of long-term debt	—	15,000	11,250
Other current liabilities	16,193	18,353	27,817
Total current liabilities	18,966	94,813	76,322

Long-term debt, net of deferred financing costs	—	169,791	184,389
Warrant liability	—	—	104,231
Lease liabilities - operating leases	—	7,352	3,888
Tax receivable agreement liability	255,160	255,160	248,534
Total liabilities	274,126	527,116	617,364

Shareholders' equity (deficit)	243,141	188,995	(143,446)
Total liabilities and shareholder's equity (deficit)	$517,267	$716,111	$473,918

Note: The non-GAAP balance sheet represents a consolidation of the Company’s results with those of GPGI Holdings, for consistency with prior consolidated presentation.

Consolidated Statements of Cash Flows

($ in thousands)

(unaudited)

	Year Ended December 31,
	2025	2025	2024
	As reported	Non-GAAP	As reported
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(136,005)	$(136,005)	$(83,162)
Adjustments to reconcile net loss to net cash ( used in ) provided by operating activities
Depreciation and amortization	1,623	9,377	9,174
Stock-based compensation expense	4,468	22,777	21,235
Earnings in equity method investment	(128,805)	—	—
Cash receipts from Holdings	21,659	—	—
Loss on extinguishment of debt	—	—	148
Non cash interest	—	(1,076)	—
Amortization of deferred financing costs	74	632	1,155
Revaluation of earnout consideration liability	57,101	57,101	76,305
Revaluation of warrant liability	150,958	150,958	95,937
Loss on remeasurement of TRA liability	3,465	3,465	—
Change in fair value of derivative liability	—	—	(425)
Deferred tax expense	14,743	14,743	(2,469)
Changes in assets and liabilities:	(12,163)	23,665	11,655
Net cash (used in) provided by operating activities	(22,882)	145,637	129,553
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	—	(6,857)	(7,410)
Purchase of treasury bills	—	(40,000)	—
Holdings cash deconsolidated as a result of the Management Agreement	(50,303)	—	—
Resolute Holdings cash deconsolidated as a result of the Spin-Off	(10,000)	—	—
Investment in SAFE			(1,500)
Capitalized software expenditures	(387)	(1,507)	(1,035)
Net cash used in investing activities	(60,690)	(48,364)	(9,945)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan and exercise of options	121	871	4,998
Payments for taxes related to net share settlement of equity awards and earnout liability	(18,011)	(21,389)	(12,783)
Payment of term loan	—	(11,250)	(12,813)
Payment of tax receivable agreement liability	(5,305)	(5,305)	(1,303)
Purchase of treasury shares	(12,247)	(12,247)	—
Deferred finance costs related to debt modification	—	—	(2,104)
Contribution to Resolute Holdings	—	(10,008)	—
Distributions to non-controlling interest	—	—	(34,863)
Special distribution to non-controlling interest	—	—	(15,573)
Dividend to Class A shareholders	—	—	(8,922)
Proceeds from the exercise of warrants	156,195	156,195	—
Net cash provided by (used in) financing activities	120,753	96,867	(83,363)
Net increase in cash and cash equivalents	37,181	194,140	36,245
Cash and cash equivalents, beginning of period	77,461	77,461	41,216
Cash and cash equivalents, end of period	$114,642	$271,601	$77,461

Supplementary disclosure of cash flow information
Cash paid for interest	2,164	12,758	20,608
Cash paid for income taxes	24,310	24,310	4,820
Supplemental disclosure of non-cash financing activity:
Operating lease ROU assets exchanged for lease liabilities	4,224	5,489	—
Revaluation of derivative asset - interest rate swap	(502)	(2,749)	(2,448)
Non-cash portion of warrant exercise	(255,189)	(255,189)	—
Settlement of earnout	(77,634)	(77,634)	(56,625)
Contribution to Holdings for share-based compensation	18,309	—	—
Holdings net liabilities, excluding cash and cash equivalent, deconsolidated as a result of Management Agreement	(100,378)	—	—
Resolute Holdings net liabilities, excluding cash and cash equivalent, deconsolidated as a result of Spin-Off	(1,542)	—	—

Note: The Non-GAAP December 31, 2025 statement of cash flows represents a consolidation of the Company’s results with those of GPGI Holdings, for consistency with prior consolidated presentation.

Adjusted Net Income and Earnings Per Share:

Non-GAAP Reconciliation

	Basic
	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
(in thousands, except per share data)
Net (loss) income	$43,324	$(48,358)	$(136,005)	$(83,162)
Add (less): provision (benefit) for income taxes	(16,020)	2,136	39,026	2,187
Add (less): mark-to-market adjustments (1)	(1,824)	61,971	208,059	171,817
Add: stock-based compensation	5,989	5,966	22,777	21,235
Less: Proforma Management fees	—	(3,253)	(2,045)	(13,159)
Add: Husky Transaction costs	4,271		7,077	—
Add: Loss on remeasurement of TRA Liability	3,465	—	3,465	—
Add: secondary offering transaction costs	—	—	—	586
Add: Tungsten Transaction costs	—	—	—	2,726
Add: debt refinance costs	—	—	—	225
Add: additional earnout costs	—	3,680	4,967	3,680
Add: Spin-off costs	—	6,119	5,452	6,119
Adjusted net income before tax	39,205	28,261	152,773	112,254
Income tax expense (2)	8,617	6,138	33,580	24,382
Adjusted net income	30,588	22,123	119,193	87,872

Common shares outstanding used in computing net income per share, basic:
Class A common shares	126,057	91,371	110,517	83,834
Adjusted net income per share - basic	$0.24	$0.24	$1.08	$1.05

	Diluted
	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except per share data)	2025	2024	2025	2024
Adjusted net income	30,588	22,123	119,193	87,872
Add: Interest on Exchangeable Notes net of tax (4)	—	(2,110)	—	3,238
Adjusted net income used in computing net income per share, diluted	30,588	20,013	119,193	91,110

Common shares outstanding used in computing earnings per share, diluted:	126,057	91,371	110,517	83,834
Warrants (3)	1,355	8,094	5,715	8,094
Exchangeable Notes (4)	—	5,795	—	11,629
Equity awards	6,568	4,901	4,728	3,411
Total Shares outstanding used in computing adjusted earnings per share - Diluted	133,980	110,161	120,960	106,968
Adjusted net income per share - Diluted	$0.23	$0.18	$0.99	$0.85

(1) Includes the changes in fair value of warrant liability, make-whole provision of the previously outstanding exchangeable notes of GPGI Holdings, L.L.C. (f/k/a CompoSecure Holdings, L.L.C.) (the “Exchangeable Notes”) and earnout consideration liability. (2) Reflects current and deferred income tax expenses. For the three and twelve months ended December 31, 2024 it was calculated using the Company's blended tax rate as if the Company did not have any non-controlling interest associated with its historical Up-C structure. For the three and twelve months ended December 31, 2025, it was calculated by applying the Company's assumed tax rate. This is the change from prior methodology. (3) Applies treasury stock method with assumed exercise at average market price. No warrants were outstanding as of the three and twelve months ended December 31, 2025. (4) The Exchangeable Notes were included through the application of the "if-converted" method. Interest related to the Exchangeable Notes, net of tax was excluded from net income. No Exchangeable Notes were outstanding during the three and twelve months ended December 31, 2025.